Exhibit 10.23
FIRST AMENDMENT
TO CREDIT AGREEMENT
This First Amendment to Credit Agreement (this “Amendment”) dated and effective as of July 24, 2020 (the “First Amendment Effective Date”) by and among STITCH FIX, INC., a Delaware corporation (the “Borrower”), the several banks and other financial institutions or entities party hereto (the “Lenders”) and SILICON VALLEY BANK (“SVB”), as the Administrative Agent (SVB, in such capacity, the “Administrative Agent”), and as the Issuing Lender and the Swingline Lender.

W I T N E S S E T H:

WHEREAS, the Borrower, the Administrative Agent, the Issuing Lender and the Swingline Lender are parties to that certain Credit Agreement dated as of June 3, 2020 (as amended, modified, supplemented or restated and in effect from time to time, the “Credit Agreement”); and
WHEREAS, the Borrower has requested that the Lenders and the Administrative Agent agree to modify and amend certain terms and conditions of the Credit Agreement, subject to the terms and conditions contained herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
1.Capitalized Terms. All capitalized terms used herein and not otherwise defined shall have the same meaning herein as in the Credit Agreement or in the other Loan Documents, as applicable.
Amendment to the Credit Agreement. The Credit Agreement is hereby amended by amending and restating the definition of “Current Assets” in Section 1.1 thereof as follows:
““Current Assets”: on any date, the sum of (a) the Loan Parties’ consolidated, unrestricted and unencumbered cash and Cash Equivalents subject to, at all times on and after August  3, 2020, a perfected first priority Lien in favor of the Administrative Agent, plus (b) the amount of the Loan Parties’ net billed Accounts, plus (c) the Loan Parties’ Inventory (excluding consigned Inventory, Inventory that is aged more than 90 days, damaged Inventory, and Inventory marked for clearance) held for sale in the ordinary course of business (valued at the lower of cost and fair market value), located in the United States which is either (i) at a location owned, leased or controlled by a Loan Party for which the Administrative Agent has received, at all times on and after August 3, 2020, a landlord waiver in form and substance reasonably satisfactory to the Administrative Agent (or at such a location for which the Borrower has used commercially reasonably efforts to obtain such a landlord waiver); provided that there shall be no requirement to obtain or use commercially reasonable efforts to obtain a landlord waiver for locations where the value of Collateral located therein is less than $5,000,000, (ii) in-transit to or in the possession of the customers of the Loan Parties and for which title has not transferred to such customer, or (iii) in-transit from a Loan Party’s vendor on a vehicle from a freight processing facility or vendor location to a location described in clause (c)(i), which has cleared customs and for which title has transferred from the applicable vendor to a Loan Party that is, in each case of clauses (a) through (c) above, as reported on the Borrower’s consolidated balance sheet most recently delivered under Section 6.1.”

2.Conditions Precedent to Effectiveness. This Amendment shall not be effective until each of the following conditions precedent have been fulfilled to the satisfaction of the Administrative Agent:
(a)This Amendment shall have been duly executed and delivered by the respective parties hereto. The Administrative Agent shall have received a fully executed copy hereof.
(b)All necessary consents and approvals to this Amendment shall have been obtained.
(c)No Default or Event of Default shall have occurred and be continuing.
(d)The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment, and after giving effect hereto, and the other Loan Documents to which it is a party (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date.
(e)The Lenders and the Administrative Agent shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable fees and expenses of legal counsel required to be paid hereunder or under any other Loan Document), on or before the First Amendment Effective Date.
3.Representations and Warranties. Each Loan Party hereby represents and warrants to the Administrative Agent and the Lenders as follows:
(a)This Amendment is, and each other Loan Document to which it is or will be a party, when executed and delivered by each Loan Party that is a party thereto, will be the legally valid and binding obligation of such Loan Party, enforceable against such Loan Party in accordance with its respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally.
(b)The representations and warranties set forth in this Amendment, the Credit Agreement, as amended by this Amendment and after giving effect hereto, and the other Loan Documents to which it is a party (i) that is qualified by materiality shall be true and correct, and (ii) that is not qualified by materiality, shall be true and correct in all material respects, in each case, on and as of such date as if made on and as of such date, except to the extent any such representation and warranty expressly relates to an earlier date, in which case such representation and warranty shall have been true and correct in all material respects (or all respects, as applicable) as of such earlier date.
4.Payment of Costs and Fees. The Borrower shall pay to the Administrative Agent all reasonable costs, out-of-pocket expenses, and fees and charges of every kind in connection with the preparation, negotiation, execution and delivery of this Amendment and any documents and instruments relating hereto (which costs include, without limitation, the reasonable fees and expenses of any attorneys retained by the Administrative Agent) to the extent provided in Section 10.5 of the Credit Agreement.

5.Choice of Law. This Amendment and the rights of the parties hereunder, shall be determined under, governed by, and construed in accordance with the laws of the New York. Section 10.14 of the Credit Agreement is hereby incorporated by reference.
6.Counterpart Execution. This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Delivery of an executed counterpart of this Amendment by telefacsimile or other electronic method of transmission shall be equally as effective as delivery of an original executed counterpart of this Amendment.
7.Effect on Loan Documents.
(a)The Credit Agreement, as amended hereby, and each of the other Loan Documents shall be and remain in full force and effect in accordance with their respective terms and hereby are ratified and confirmed in all respects. The execution, delivery, and performance of this Amendment shall not operate as a modification or waiver of any right, power, or remedy of the Administrative Agent or any Lender under the Credit Agreement or any other Loan Document except as expressly set forth herein. The modifications and other agreements herein are limited to the specifics hereof (including facts or occurrences on which the same are based), shall not apply with respect to any facts or occurrences other than those on which the same are based, shall not excuse any non-compliance with the Loan Documents, and shall not operate as a consent or waiver to any matter under the Loan Documents. Except for the amendments to the Credit Agreement expressly set forth herein, the Credit Agreement and other Loan Documents shall remain unchanged and in full force and effect. To the extent any terms or provisions of this Amendment conflict with those of the Credit Agreement or other Loan Documents, the terms and provisions of this Amendment shall control.
(b)To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.
(c)This Amendment is a Loan Document.
8.Entire Agreement. This Amendment, and terms and provisions hereof, the Credit Agreement and the other Loan Documents constitute the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes any and all prior or contemporaneous amendments or understandings with respect to the subject matter hereof, whether express or implied, oral or written.
9.Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.
[Signature pages follow]

In Witness Whereof, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

BORROWER:
STITCH FIX, INC.

By:___/s/ Scott Darling_______________ Name:___Scott Darling_______________ Title:___Chief Legal Officer___________

ADMINISTRATIVE AGENT AND LENDER:
SILICON VALLEY BANK

By:___/s/ Jonathan Wolter_____________ Name:___Jonathan Wolter_____________ Title:___Director_____________________

JPMORGAN CHASE BANK, N.A.
as a Lender

By:___/s/ Barry Bergman_____________ Name:___Barry Bergman_____________ Title:___Managing Director___________